EX-99.23(d)(135)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust.

     WHEREAS, new funds will be added to the JNL/S&P Funds as outlined below:

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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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     WHEREAS,  for the new Funds  listed  above,  Standard  & Poor's  Investment
Advisory Services LLC serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital Management Corporation serves as the Sub-Adviser responsible for trading services for the Fund.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 3, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 3, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of December, 2007.


JACKSON NATIONAL                               STANDARD & POOR'S
ASSET MANAGEMENT, LLC                          INVESTMENT ADVISORY SERVICES LLC


By:      _______________________________       By: __________________________
Name:    MARK D. NERUD                         Name:_________________________
Title:   PRESIDENT                             Title:________________________

                                   SCHEDULE A
                                DECEMBER 3, 2007
                                     (Funds)

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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                    JNL/S&P Moderate Retirement Strategy Fund
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                JNL/S&P Moderate Growth Retirement Strategy Fund
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                     JNL/S&P Growth Retirement Strategy Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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
                                   SCHEDULE B
                                DECEMBER 3, 2007
                                 (Compensation)

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                                      FUNDS
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                    JNL/S&P Moderate Retirement Strategy Fund
  ----------------------------------------------------------------------------
                JNL/S&P Moderate Growth Retirement Strategy Fund
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                     JNL/S&P Growth Retirement Strategy Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
  ------------------------------------------------------- --------------------
                               ASSETS ANNUAL RATE
  ------------------------------------------------------- --------------------
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     $0 to $1.3 Billion                                              0.07%
     Next $1.2 Billion                                               0.05%
     Over $2.5 Billion                                               0.04%
------------------------------------------------------- --------------------
THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF CALCULATING THE SUB-ADVISORY FEE.


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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
  ------------------------------------------------------- --------------------
                               ASSETS ANNUAL RATE
  ------------------------------------------------------- --------------------

      $0 to $1Billion                                                 0.08%
      Next $2 Billion                                                 0.07%
      Over $3 Billion                                                 0.05%
  ------------------------------------------------------- --------------------
THE ASSETS OF THE FUNDS ARE AGGREGATED FOR PURPOSES OF CALCULATING THE SUB-ADVISORY FEE.